                                                                   EXHIBIT 4-211

                                                                  CONFORMED COPY

                           THE DETROIT EDISON COMPANY
                              (2000 Second Avenue,
                            Detroit, Michigan 48226)

                                       TO
                             BANKERS TRUST COMPANY
                              (Four Albany Street,
                           New York, New York 10015)

                                              AS TRUSTEE

                            ------------------------

                                   INDENTURE
                          Dated as of December 1, 1989

                            ------------------------

                   SUPPLEMENTAL TO MORTGAGE AND DEED OF TRUST
                          DATED AS OF OCTOBER 1, 1924

                                 PROVIDING FOR

 (A) GENERAL AND REFUNDING MORTGAGE BONDS, SERIES KKP NO. 11, DUE SEPTEMBER 1,
                                     2019,

 (B) GENERAL AND REFUNDING MORTGAGE BONDS, 1989 SERIES BP, DUE DECEMBER 1, 2019

                                      AND

                         (C) RECORDING AND FILING DATA
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                                        i

                               TABLE OF CONTENTS*

                            ------------------------

                                                                  PAGE
                                                                  ----
PARTIES.....................................................        1
RECITALS
  Original Indenture and Supplementals......................        1
  Issue of Bonds under Indenture............................        1
  Bonds heretofore issued...................................        1
  Reason for creation of new series.........................        5
  Bonds to be Series KKP No. 11 and 1989 Series BP..........        5
  Further Assurance.........................................        5
  Authorization of Supplemental Indenture...................        5
  Consideration for Supplemental Indenture..................        6
PART I.
CREATION OF TWO HUNDRED SEVENTY-NINTH
SERIES OF BONDS
GENERAL AND REFUNDING MORTGAGE BONDS,
SERIES KKP NO. 11
Sec. 1. Terms of Bonds of Series KKP No. 11.................        6
Sec. 2. Redemption of Bonds of Series KKP No. 11............        7
Sec. 3. Redemption in Event of Acceleration.................        8
Sec. 4. Consent.............................................        9
Sec. 5. Form of Bonds of Series KKP No. 11..................        9
        Form of Trustee's Certificate.......................       13
PART II.
CREATION OF TWO HUNDRED EIGHTIETH
SERIES OF BONDS
GENERAL AND REFUNDING MORTGAGE BONDS,
1989 SERIES BP
Sec. 1. Terms of Bonds of 1989 Series BP....................       13
Sec. 2. Redemption of Bonds of 1989 Series BP...............       14
Sec. 3. Redemption in Event of Acceleration.................       15
Sec. 4. Consent.............................................       16
Sec. 5. Form of Bonds of 1989 Series BP.....................       16
        Form of Trustee's Certificate.......................       20
PART III.
RECORDING AND FILING DATA
Recording and filing of Original Indenture..................       20
Recording and filing of Supplemental Indentures.............       20
Recording of Certificates of Provision for Payment..........       24
PART IV.
THE TRUSTEE
Terms and conditions of acceptance of trust by Trustee......       24
PART V.
MISCELLANEOUS
Execution in Counterparts...................................       25
Testimonium.................................................       25
Execution...................................................       25
Acknowledgements............................................       26
Affidavit as to consideration and good faith................       27

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* This Table of Contents shall not have any bearing upon the interpretation of any of the terms or provisions of this Indenture.
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                                        1

PARTIES.                 SUPPLEMENTAL INDENTURE, dated as of the first day of
                         December, in the year one thousand nine hundred and
                         eighty-nine, between THE DETROIT EDISON COMPANY, a
                         corporation organized and existing under the laws of the
                         State of Michigan and a transmitting utility (hereinafter
                         called the "Company"), party of the first part, and BANKERS
                         TRUST COMPANY, a corporation organized and existing under
                         the laws of the State of New York, having its corporate
                         trust office at Four Albany Street, in the Borough of
                         Manhattan, The City and State of New York, as Trustee under the Mortgage and Deed of Trust hereinafter mentioned
                         (hereinafter called the "Trustee"), party of the second
                         part.

ORIGINAL                 WHEREAS, the Company has heretofore executed and delivered
INDENTURE AND            its Mortgage and Deed of Trust (hereinafter referred to as
SUPPLEMENTALS.           the "Original Indenture"), dated as of October 1, 1924, to the Trustee, for the security of all bonds of the Company
                         outstanding thereunder, and pursuant to the terms and
                         provisions of the Original Indenture, indentures dated as
                         of, respectively, June 1, 1925, August 1, 1927, February 1,
                         1931, June 1, 1931, October 1, 1932, September 25, 1935,
                         September 1, 1936, November 1, 1936, February 1, 1940,
                         December 1, 1940, September 1, 1947, March 1, 1950, November
                         15, 1951, January 15, 1953, May 1, 1953, March 15, 1954, May
                         15, 1955, August 15, 1957, June 1, 1959, December 1, 1966,
                         October 1, 1968, December 1, 1969, July 1, 1970, December
                         15, 1970, June 15, 1971, November 15, 1971, January 15,
                         1973, May 1, 1974, October 1, 1974, January 15, 1975,
                         November 1, 1975, December 15, 1975, February 1, 1976, June
                         15, 1976, July 15, 1976, February 15, 1977, March 1, 1977,
                         June 15, 1977, July 1, 1977, October 1, 1977, June 1, 1978,
                         October 15, 1978, March 15, 1979, July 1, 1979, September 1,
                         1979, September 15, 1979, January 1, 1980, April 1, 1980,
                         August 15, 1980, August 1, 1981, November 1, 1981, June 30,
                         1982, August 15, 1982, June 1, 1983, October 1, 1984, May 1,
                         1985, May 15, 1985, October 15, 1985, April 1, 1986, August
                         15, 1986, November 30, 1986, January 31, 1987, April 1,
                         1987, August 15, 1987, November 30, 1987, June 15, 1989 and
                         July 15, 1989 supplemental to the Original Indenture, have heretofore been entered into between the Company and the
                         Trustee (the Original Indenture and all indentures
                         supplemental thereto together being hereinafter sometimes
                         referred to as the "Indenture"); and

ISSUE OF                 WHEREAS, the Indenture provides that said bonds shall be
BONDS UNDER              issuable in one or more series, and makes provision that the
INDENTURE.               rates of interest and dates for the payment thereof, the
                         date of maturity or dates of maturity, if of serial
                         maturity, the terms and rates of optional redemption (if
                         redeemable), the forms of registered bonds without coupons of any series and any other provisions and agreements in
                         respect thereof, in the Indenture provided and permitted, as the Board of Directors may determine, may be expressed in a supplemental indenture to be made by the Company to the
                         Trustee thereunder; and

BONDS HERETOFORE         WHEREAS, bonds in the principal amount of Four billion nine
ISSUED.                  hundred sixty-eight million one hundred seventy-one thousand dollars ($4,968,171,000) have heretofore been issued under the Indenture as follows, viz:

                              (1)  Bonds of Series A                   -- Principal Amount
                                                                       $26,016,000,
                              (2)  Bonds of Series B                   -- Principal Amount
                                                                       $23,000,000,
                              (3)  Bonds of Series C                   -- Principal Amount
                                                                       $20,000,000,
                              (4)  Bonds of Series D                   -- Principal Amount
                                                                       $50,000,000,
                              (5)  Bonds of Series E                   -- Principal Amount
                                                                       $15,000,000,
                              (6)  Bonds of Series F                   -- Principal Amount
                                                                       $49,000,000,
                              (7)  Bonds of Series G                   -- Principal Amount
                                                                       $35,000,000,
                              (8)  Bonds of Series H                   -- Principal Amount
                                                                       $50,000,000,
                              (9)  Bonds of Series I                   -- Principal Amount
                                                                       $60,000,000,
                             (10)  Bonds of Series J                   -- Principal Amount
                                                                       $35,000,000,
                             (11)  Bonds of Series K                   -- Principal Amount
                                                                       $40,000,000,
                             (12)  Bonds of Series L                   -- Principal Amount
                                                                       $24,000,000,
                             (13)  Bonds of Series M                   -- Principal Amount
                                                                       $40,000,000,
                             (14)  Bonds of Series N                   -- Principal Amount
                                                                       $40,000,000,

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                                        2

                             (15)  Bonds of Series O                   -- Principal Amount
                                                                       $60,000,000,
                             (16)  Bonds of Series P                   -- Principal Amount
                                                                       $70,000,000,
                             (17)  Bonds of Series Q                   -- Principal Amount
                                                                       $40,000,000,
                             (18)  Bonds of Series W                   -- Principal Amount
                                                                       $50,000,000,
                             (19)  Bonds of Series BB                  -- Principal Amount
                                                                       $50,000,000,
                             (20)  Bonds of Series CC                  -- Principal Amount
                                                                       $50,000,000,
                          (21-28)  Bonds of Series DDP Nos. 1-8        -- Principal Amount $6,400,000,
                          (29-38)  Bonds of Series FFR Nos. 1-10       -- Principal Amount $5,800,000,
                          (39-52)  Bonds of Series GGP Nos. 1-6 and
                                   8-15                                -- Principal Amount $7,960,000,
                          (53-64)  Bonds of Series IIP Nos. 1-6 and
                                   8-13                                -- Principal Amount $450,000,
                          (65-70)  Bonds of Series JJP Nos. 1-6        -- Principal Amount $690,000,
                          (71-76)  Bonds of Series KKP Nos. 1-6        -- Principal Amount $1,590,000,
                          (77-88)  Bonds of Series LLP Nos. 1-6 and
                                   8-13                                -- Principal Amount $4,760,000,
                         (89-100)  Bonds of Series NNP Nos. 1-6 and
                                   8-13                                -- Principal Amount $7,950,000,
                        (101-108)  Bonds of Series OOP Nos. 1-8        -- Principal Amount $2,680,000,
                        (109-120)  Bonds of Series QQP Nos. 1-7 and
                                   10-14                               -- Principal Amount $7,075,000,
                        (121-126)  Bonds of Series TTP Nos. 1-6        -- Principal Amount $330,000,
                            (127)  Bonds of 1980 Series A              -- Principal Amount
                                                                       $50,000,000,
                        (128-136)  Bonds of 1980 Series CP Nos. 1-5
                                   and 13-16                           -- Principal Amount $3,250,000,
                        (137-141)  Bonds of 1980 Series DP Nos. 1-5    -- Principal Amount $925,000,
                        (142-145)  Bonds of 1981 Series AP Nos. 1-4    -- Principal Amount $3,200,000,

                 all of which have either been retired and cancelled, or no longer represent obligations of the Company, having been called for redemption and funds necessary to effect the payment, redemption and retirement thereof having been deposited with the Trustee as a special trust fund to be applied for such purpose;

                 (146) Bonds of Series R in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;

                 (147) Bonds of Series S in the principal amount of One hundred fifty million dollars ($150,000,000), all of which are outstanding at the date hereof;

                 (148) Bonds of Series T in the principal amount of Seventy-five million dollars ($75,000,000), all of which are outstanding at the date hereof;

                 (149) Bonds of Series U in the principal amount of Seventy-five million dollars ($75,000,000), all of which are outstanding at the date hereof;

                 (150) Bonds of Series V in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;

                 (151) Bonds of Series X in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;

                 (152) Bonds of Series Y in the principal amount of Sixty million dollars ($60,000,000), all of which are outstanding at the date hereof;

                 (153) Bonds of Series Z in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;

                 (154) Bonds of Series AA in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;

                 (155) Bonds of Series DDP No. 9 in the principal amount of Seven million nine hundred five thousand dollars ($7,905,000), of which One million six hundred thousand dollars ($1,600,000) principal amount have heretofore been retired and Six
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                                        3

                 million three hundred five thousand dollars ($6,305,000) principal amount are outstanding at the date hereof;

                 (156) Bonds of Series EE in the principal amount of Fifty million dollars ($50,000,000), of which Twenty-five million dollars ($25,000,000) principal amount have heretofore been retired and Twenty-five million dollars ($25,000,000) principal amount are outstanding at the date hereof;

                 (157-160) Bonds of Series FFR Nos. 11-14 in the principal amount of Thirty-nine million eight hundred thousand dollars ($39,800,000), all of which are outstanding at the date hereof;

                 (161-168) Bonds of Series GGP Nos. 7 and 16-22 in the principal amount of Thirty-four million three hundred forty thousand dollars ($34,340,000), of which Two million four hundred thousand dollars ($2,400,000) principal amount have heretofore been retired and Thirty-one million nine hundred forty thousand dollars ($31,940,000) principal amount are outstanding at the date hereof;

                 (169) Bonds of Series HH in the principal amount of Fifty million dollars ($50,000,000), all of which are outstanding at the date hereof;

                 (170-171) Bonds of Series MMP and MMP No. 2 in the principal amount of Five million four hundred thirty thousand dollars ($5,430,000), of which One million ninety thousand dollars ($1,090,000) principal amount have heretofore been retired and Four million three hundred forty thousand dollars ($4,340,000) principal amount are outstanding at the date hereof;

                 (172-181) Bonds of Series IIP Nos. 7 and 14-22 in the principal amount of Three million three hundred thousand dollars ($3,300,000), of which One hundred ten thousand dollars ($110,000) principal amount have heretofore been retired and Three million one hundred ninety thousand dollars ($3,190,000) principal amount are outstanding at the date hereof;

                 (182-183) Bonds of Series JJP Nos. 7-8 in the principal amount of Six million one hundred sixty thousand dollars ($6,160,000), of which Three hundred fifty thousand dollars ($350,000) principal amount have heretofore been retired and Five million eight hundred ten thousand dollars ($5,810,000) are outstanding at the date hereof;

                 (184-187) Bonds of Series KKP Nos. 7-10 in the principal amount of Sixty-three million three hundred thousand dollars ($63,300,000), of which Seven hundred ten thousand dollars ($710,000) principal amount have heretofore been retired and Sixty-two million five hundred ninety thousand dollars ($62,590,000) are outstanding at the date hereof;

                 (188-190) Bonds of Series LLP Nos. 7 and 14-15 in the principal amount of Four million ninety thousand dollars ($4,090,000), of which Two million five hundred thirty-five thousand dollars ($2,535,000) principal amount have heretofore been retired and One million five hundred fifty-five thousand dollars ($1,555,000) principal amount are outstanding at the date hereof;

                 (191-199) Bonds of Series NNP Nos. 7 and 14-21 in the principal amount of Forty million ($40,000,000), of which One million six hundred fifty thousand dollars ($1,650,000) principal amount have heretofore been retired and Thirty-eight million three hundred fifty thousand dollars ($38,350,000) principal amount are outstanding at the date hereof;

                 (200-209) Bonds of Series OOP Nos. 9-18 in the principal amount of Sixteen million two hundred thousand dollars ($16,200,000), of which Two hundred forty thousand dollars ($240,000) principal amount have heretofore been retired and Fifteen million nine hundred sixty thousand dollars ($15,960,000) are outstanding at the date hereof;

                 (210) Bonds of Series PP in the principal amount of Seventy million dollars ($70,000,000), all of which are outstanding at the date hereof;
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                                        4

                 (211-217) Bonds of Series QQP Nos. 8-9 and 15-19 in the principal amount of Six million five hundred seventy-five thousand dollars ($6,575,000), all of which are outstanding at the date hereof;

                 (218) Bonds of Series RR in the principal amount of Seventy million dollars ($70,000,000), all of which are outstanding at the date hereof;

                 (219) Bonds of Series SS in the principal amount of One hundred fifty million dollars ($150,000,000), of which Fifty million dollars ($50,000,000) principal amount have heretofore been retired and One hundred million dollars ($100,000,000) principal amount are outstanding at the date hereof;

                 (220-228) Bonds of Series TTP Nos. 7-15 in the principal amount of Three million four hundred seventy thousand dollars ($3,470,000), all of which are outstanding at the date hereof;

                 (229) Bonds of Series UU in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;

                 (230) Bonds of 1980 Series B in the principal amount of One hundred million dollars ($100,000,000), of which Fifty-three million two hundred thousand dollars ($53,200,000) principal amount have heretofore been retired and Forty-six million eight hundred thousand dollars ($46,800,000) principal amount are outstanding at the date hereof;

                 (231-246) Bonds of 1980 Series CP Nos. 6-12 and 17-25 in the principal amount of Thirty-one million seven hundred fifty thousand dollars ($31,750,000), all of which are outstanding at the date hereof;

                 (247-252) Bonds of 1980 Series DP Nos. 6-11 in the principal amount of Nine million eight hundred twenty-five thousand dollars ($9,825,000), all of which are outstanding at the date hereof;

                 (253-264) Bonds of 1981 Series AP Nos. 5-16 in the principal amount of One hundred twenty million eight hundred thousand dollars ($120,800,000), all of which are outstanding at the date hereof;

                 (265) Bonds of 1984 Series AP in the principal amount of Two million four hundred thousand dollars ($2,400,000), all of which are outstanding at the date hereof;

                 (266) Bonds of 1984 Series BP in the principal amount of Seven million seven hundred fifty thousand dollars ($7,750,000), all of which are outstanding at the date hereof;

                 (267) Bonds of 1985 Series A in the principal amount of Thirty-five million dollars ($35,000,000), all of which are outstanding at the date hereof;

                 (268) Bonds of 1985 Series B in the principal amount of Fifty million dollars ($50,000,000), all of which are outstanding at the date hereof;

                 (269) Bonds of 1986 Series A in the principal amount of Two hundred million dollars ($200,000,000), all of which are outstanding at the date hereof;

                 (270) Bonds of 1986 Series B in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;

                 (271) Bonds of 1986 Series C in the principal amount of Two hundred million dollars ($200,000,000), all of which are outstanding at the date hereof;

                 (272) Bonds of 1987 Series A in the principal amount of Three hundred million dollars ($300,000,000), all of which are outstanding at the date hereof;

                 (273) Bonds of 1987 Series B in the principal amount of One hundred seventy-five million dollars ($175,000,000), all of which are outstanding at the date hereof;

                 (274) Bonds of 1987 Series C in the principal amount of Two hundred twenty-five million dollars ($225,000,000), all of which are outstanding at the date hereof;

                 (275) Bonds of 1987 Series D in the principal amount of Two hundred fifty million dollars ($250,000,000), all of which are outstanding at the date hereof;
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                                        5

                         (276) Bonds of 1987 Series E in the principal amount of One hundred fifty million dollars ($150,000,000), all of which are outstanding at the date hereof;

                         (277) Bonds of 1987 Series F in the principal amount of Two hundred million dollars ($200,000,000), all of which are outstanding at the date hereof; and

                         (278) Bonds of 1989 Series A in the principal amount of Three hundred million dollars ($300,000,000), all of which are outstanding at the date hereof;

                         and, accordingly, of the bonds so issued, Three billion eight hundred ninety-nine million two hundred ten thousand dollars ($3,899,210,000) principal amount are outstanding at the date hereof; and


REASON FOR                 WHEREAS, the County of Monroe, Michigan has agreed to
CREATION OF              issue and sell $9,745,000 principal amount of its Pollution
NEW SERIES.              Control Revenue Bonds (The Detroit Edison Company Monroe and
                         Fermi Plants Project), Collateralized Series I-1989B and
                         $66,565,000 principal amount of its Pollution Control
                         Revenue Bonds (The Detroit Edison Company Fermi Plant
                         Project), Collateralized Series CC so as to provide funds
                         for the purchase and construction of certain pollution
                         control facilities installed in the Company's Fermi 2 Plant;
                         and

                           WHEREAS, the Company has entered into (1) an Installment
                         Sales Contract, dated as of March 1, 1977 and amended as of
                         September 1, 1979, October 15, 1985, July 1, 1989 and
                         December 1, 1989 and (2) an Installation Subcontract, dated as of December 1, 1989, each with the County of Monroe, in order to purchase certain pollution control facilities, and pursuant to such Installment Sales Contracts the Company has agreed to issue its General and Refunding Mortgage Bonds
                         under the Indenture in order further to secure its
                         obligations under such Installment Sales Contracts; and

                           WHEREAS, for such purposes the Company desires to issue
                         new series of bonds to be issued under the Indenture and to be authenticated and delivered pursuant to Section 8 of
                         Article III of the Indenture; and

BONDS TO BE                WHEREAS, the Company desires by this Supplemental
SERIES KKP               Indenture to create such new series of bonds, to be
NO. 11 AND 1989 SERIES   designated "General and Refunding Mortgage Bonds, Series KKP
BP                       No. 11" and "General and Refunding Mortgage Bonds, 1989
                         Series BP"; and

FURTHER                    WHEREAS, the Original Indenture, by its terms, includes in
ASSURANCE.               the property subject to the lien thereof all of the estates and properties, real, personal and mixed, rights, privileges and franchises of every nature and kind and wheresoever
                         situate, then or thereafter owned or possessed by or
                         belonging to the Company or to which it was then or at any time thereafter might be entitled in law or in equity
                         (saving and excepting, however, the property therein
                         specifically excepted or released from the lien thereof),
                         and the Company therein covenanted that it would, upon
                         reasonable request, execute and deliver such further
                         instruments as may be necessary or proper for the better
                         assuring and confirming unto the Trustee all or any part of the trust estate, whether then or thereafter owned or
                         acquired by the Company (saving and excepting, however,
                         property specifically excepted or released from the lien
                         thereof); and

AUTHORIZATION              WHEREAS, the Company in the exercise of the powers and
OF SUPPLEMENTAL          authority conferred upon and reserved to it under and by
INDENTURE.               virtue of the provisions of the Indenture, and pursuant to resolutions of its Board of Directors has duly resolved and determined to make, execute and deliver to the Trustee a
                         supplemental indenture in the form hereof for the purposes herein provided; and

                           WHEREAS, all conditions and requirements necessary to make this Supplemental Indenture a valid and legally binding
                         instrument in accordance with its terms have been done,
                         performed and fulfilled, and the execution and delivery
                         hereof have been in all respects duly authorized;

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
CONSIDERATION              NOW, THEREFORE, THIS INDENTURE WITNESSETH: That The
FOR SUPPLEMENTAL         Detroit Edison Company, in consideration of the premises and
INDENTURE.               of the covenants contained in the Indenture and of the sum of One Dollar ($1.00) and other good and valuable
                         consideration to it duly paid by the Trustee at or before
                         the ensealing and delivery of these presents, the receipt
                         whereof is hereby acknowledged, hereby covenants and agrees to and with the Trustee and its successors in the trusts
                         under the Original Indenture and in said indentures
                         supplemental thereto as follows:

                                               PART I.
                                  CREATION OF TWO HUNDRED SEVENTY-NINTH
                                           SERIES OF BONDS.
                                  GENERAL AND REFUNDING MORTGAGE BONDS,
                                          SERIES KKP NO. 11

CERTAIN TERMS              SECTION 1. The Company hereby creates the Two hundred
OF BONDS OF              seventy-ninth series of bonds to be issued under and secured
SERIES KKP               by the Original Indenture as amended to date and as further
NO. 11                   amended by this Supplemental Indenture, to be designated,
                         and to be distinguished from the bonds of all other series, by the title "General and Refunding Mortgage Bonds, Series
                         KKP No. 11" (elsewhere herein referred to as the "bonds of
                         Series KKP No. 11"). The aggregate principal amount of bonds of Series KKP No. 11 shall be limited to Nine million seven hundred and forty-five thousand dollars ($9,745,000), except as provided in Sections 7 and 13 of Article II of the
                         Original Indenture with respect to exchanges and
                         replacements of bonds.

                           Each bond of Series KKP No. 11 is to be irrevocably
                         assigned to, and registered in the name of, Manufacturers
                         National Bank of Detroit, as trustee, or a successor trustee
                         (said trustee or any successor trustee being hereinafter
                         referred to as the "Monroe Trust Indenture Trustee"), under the Trust Indenture, dated as of March 1, 1977, as amended
                         September 1, 1979, October 15, 1985, July 1, 1989 and
                         December 1, 1989 (hereinafter called the " Monroe Trust
                         Indenture"), between the County of Monroe, Michigan
                         (hereinafter called "Monroe"), and the Monroe Trust
                         Indenture Trustee, to secure payment of the County of
                         Monroe, Michigan, Pollution Control Revenue Bonds (The
                         Detroit Edison Company Monroe and Fermi Plants Project),
                         Collateralized Series I-1989B (hereinafter called the
                         "Monroe Revenue Bonds"), issued by Monroe under the Monroe
                         Trust Indenture, the proceeds of which (other than any
                         accrued interest thereon) have been provided for the
                         acquisition and construction of certain pollution control
                         facilities which the Company has agreed to purchase pursuant to the provisions of the Installment Sales Contract, dated as of March 1, 1977, as amended as of September 1, 1979, as of October 15, 1985, as of July 1, 1989 and December 1, 1989
                         (hereinafter called the "Monroe Contract"), between the
                         Company and Monroe.

                           The bonds of Series KKP No. 11 shall be issued as
                         registered bonds without coupons in denominations of a
                         multiple of $5,000. The bonds of Series KKP No. 11 shall be issued in the aggregate principal amount of $9,745,000,
                         shall mature on September 1, 2019 and shall bear interest, payable semi-annually on March 1 and September 1 of each
                         year (commencing March 1, 1990), at the rate of 7 1/2%,
                         until the principal thereof shall have become due and
                         payable and thereafter until the Company's obligation with respect to the payment of said principal shall have been
                         discharged as provided in the Indenture.

                           The bonds of Series KKP No. 11 shall be payable as to
                         principal, premium, if any, and interest as provided in the
                         Indenture, but only to the extent and in the manner herein provided. The bonds of Series KKP No. 11 shall be payable, both as to principal and interest, at the office or agency of the Company in the Borough of Manhattan, The City and
                         State of New York, in any coin or currency of the United
                         States of America which at the time of payment is legal
                         tender for public and private debts.

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                                        7

                           Except as provided herein, each bond of Series KKP No. 11
                         shall be dated the date of its authentication and interest shall be payable on the principal represented thereby from the March 1 or September 1 next preceding the date thereof to which interest has been paid on bonds of Series KKP No.
                         11, unless the bond is authenticated on a date to which
                         interest has been paid, in which case interest shall be
                         payable from the date of authentication, or unless the date of authentication is prior to March 1, 1990, in which case interest shall be payable from December 1, 1989.

                           The bonds of Series KKP No. 11 in definitive form shall
                         be, at the election of the Company, fully engraved or shall be lithographed or printed in authorized denominations as
                         aforesaid and numbered 1 and upwards (with such further
                         designation as may be appropriate and desirable to indicate by such designation the form, series and denominations of
                         bonds of Series KKP No. 11). Until bonds of Series KKP No.
                         11 in definitive form are ready for delivery, the Company
                         may execute, and upon its request in writing the Trustee
                         shall authenticate and deliver in lieu thereof, bonds of
                         Series KKP No. 11 in temporary form, as provided in Section
                         10 of Article II of the Indenture. Temporary bonds of Series
                         KKP No. 11, if any, may be printed and may be issued in
                         authorized denominations in substantially the form of
                         definitive bonds of Series KKP No. 10, but with such
                         omissions, insertions and variations as may be appropriate for temporary bonds, all as may be determined by the
                         Company.

                           Bonds of Series KKP No. 11 shall not be assignable or
                         transferable except as may be required to effect a transfer to any successor trustee under the Monroe Trust Indenture, or, subject to compliance with applicable law, as may be
                         involved in the course of the exercise of rights and
                         remedies consequent upon an Event of Default under the
                         Monroe Trust Indenture. Any such transfer shall be made upon surrender thereof for cancellation at the office or agency of the Company in the Borough of Manhattan, The City and
                         State of New York, together with a written instrument of
                         transfer (if so required by the Company or by the Trustee)
                         in form approved by the Company duly executed by the holder or by its duly authorized attorney. Bonds of Series KKP No.
                         11 shall in the same manner be exchangeable for a like
                         aggregate principal amount of bonds of Series KKP No. 11
                         upon the terms and conditions specified herein and in
                         Section 7 of Article II of the Indenture. The Company waives its rights under Section 7 of Article II of the Indenture
                         not to make exchanges or transfers of bonds of Series KKP
                         No. 11, during any period of ten days next preceding any
                         redemption date for such bonds.

                           Bonds of Series KKP No. 11, in definitive and temporary
                         form, may bear such legends as may be necessary to comply
                         with any law or with any rules or regulations made pursuant thereto or as may be specified in the Monroe Contract.

                           Upon payment of the principal or premium, if any, or
                         interest on the Monroe Revenue Bonds, whether at maturity or prior to maturity by redemption or otherwise, or upon
                         provision for the payment thereof having been made in
                         accordance with Article IX of the Monroe Trust Indenture,
                         bonds of Series KKP No. 11 in a principal amount equal to
                         the principal amount of such Monroe Revenue Bonds, shall, to the extent of such payment of principal, premium or
                         interest, be deemed fully paid and the obligation of the
                         Company thereunder to make such payment shall forthwith
                         cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds shall be
                         surrendered for cancellation or presented for appropriate
                         notation to the Trustee.

REDEMPTION                 SECTION 2. Bonds of Series KKP No. 11 shall be redeemed on
OF BONDS                 the respective dates and in the respective principal amounts
OF SERIES KKP            which correspond to the redemption dates for, and the
NO. 11                   principal amounts to be redeemed of, the Monroe Revenue
                         Bonds.

                                        8

                           In the event the Company elects to redeem any Monroe
                         Revenue Bonds prior to maturity in accordance with the
                         provisions of the Monroe Trust Indenture, the Company shall on the same date redeem bonds of Series KKP No. 11 in
                         principal amounts and at redemption prices corresponding to the Monroe Revenue Bonds so redeemed. The Company agrees to give the Trustee notice of any such redemption of bonds of
                         Series KKP No. 11 on the same date as it gives notice of
                         redemption of Monroe Revenue Bonds to the Monroe Trust
                         Indenture Trustee.

REDEMPTION                 SECTION 3. In the event of an Event of Default under the
OF BONDS OF              Monroe Trust Indenture and the acceleration of all Monroe
SERIES KKP               Revenue Bonds, the bonds of Series KKP No. 11 shall be
NO. 11 IN EVENT          redeemable in whole upon receipt by the Trustee of a written
OF ACCELERATION          demand (hereinafter called a "Redemption Demand") from the
OF MONROE                Monroe Trust Indenture Trustee stating that there has
REVENUE BONDS.           occurred under the Monroe Trust Indenture both an Event of
                         Default and a declaration of acceleration of payment of
                         principal, accrued interest and premium, if any, on the
                         Monroe Revenue Bonds, specifying the last date to which
                         interest on the Monroe Revenue Bonds has been paid (such
                         date being hereinafter referred to as the "Initial Interest
                         Accrual Date") and demanding redemption of the bonds of said series. The Trustee shall, within five days after receiving such Redemption Demand, mail a copy thereof to the Company marked to indicate the date of its receipt by the Trustee.
                         Promptly upon receipt by the Company of such copy of a
                         Redemption Demand, the Company shall fix a date on which it will redeem the bonds of said series so demanded to be
                         redeemed (hereinafter called the "Demand Redemption Date").
                         Notice of the date fixed as the Demand Redemption Date shall be mailed by the Company to the Trustee at least ten days
                         prior to such Demand Redemption Date. The date to be fixed by the Company as and for the Demand Redemption Date may be
                         any date up to and including the earlier of (x) the 60th day after receipt by the Trustee of the Redemption Demand or (y)
                         the maturity date of such bonds first occurring following
                         the 20th day after the receipt by the Trustee of the
                         Redemption Demand; provided, however, that if the Trustee
                         shall not have received such notice fixing the Demand
                         Redemption Date on or before the 10th day preceding the
                         earlier of such dates, the Demand Redemption Date shall be deemed to be the earlier of such dates. The Trustee shall
                         mail notice of the Demand Redemption Date (such notice being hereinafter called the "Demand Redemption Notice") to the
                         Monroe Trust Indenture Trustee not more than ten nor less
                         than five days prior to the Demand Redemption Date.

                           Each bond of Series KKP No. 11 shall be redeemed by the
                         Company on the Demand Redemption Date therefore upon
                         surrender thereof by the Monroe Trust Indenture Trustee to the Trustee at a redemption price equal to the principal
                         amount thereof plus accrued interest thereon at the rate
                         specified for such bond from the Initial Interest Accrual
                         Date to the Demand Redemption Date plus an amount equal to the aggregate premium, if any, due and payable on such
                         Demand Redemption Date on all Monroe Revenue Bonds;
                         provided, however, that in the event of a receipt by the
                         Trustee of a notice that, pursuant to Section 1010 of the
                         Monroe Trust Indenture, the Monroe Trust Indenture Trustee
                         has terminated proceedings to enforce any right under the
                         Monroe Trust Indenture, then any Redemption Demand shall
                         thereby be rescinded by the Monroe Trust Indenture Trustee, and no Demand Redemption Notice shall be given, or, if
                         already given, shall be automatically annulled; but no such rescission or annulment shall extend to or affect any
                         subsequent default or impair any right consequent thereon.

                           Anything herein contained to the contrary notwithstanding, the Trustee is not authorized to take any action pursuant to a Redemption Demand and such Redemption Demand shall be of no force or effect, unless it is executed in the name of the
                         Monroe Trust Indenture Trustee by its President or one of
                         its Vice Presidents.

                                        9

CONSENT.                   SECTION 4. The holders of the bonds of Series KKP No. 11,
                           by their acceptance of and holding thereof, consent and
                         agree that bonds of any series may be issued which mature on a date or dates later than October 1, 2024 and also consent to the deletion from the first paragraph of Section 5 of
                         Article II of the Indenture of the phrase "but in no event later than October 1, 2024". Such holders further agree that
                         (a) such consent shall, for all purposes of Article XV of
                         the Indenture and without further action on the part of such holders, be deemed the affirmative vote of such holders at any meeting called pursuant to said Article XV for the
                         purpose of approving such deletion, and (b) such deletion
                         shall become effective at such time as not less than
                         eighty-five per cent (85%) in principal amount of bonds
                         outstanding under the Indenture shall have consented thereto substantially in the manner set forth in this Section 4, or in writing, or by affirmative vote cast at a meeting called pursuant to said Article XV, or by any combination thereof.

FORM OF BONDS              SECTION 5. The bonds of Series KKP No. 11 and the form of
OF SERIES KKP            Trustee's Certificate to be endorsed on such bonds shall be
NO. 11.                  substantially in the following forms, respectively:
                           [FORM OF FACE OF BOND]

                                         THE DETROIT EDISON COMPANY
                                    GENERAL AND REFUNDING MORTGAGE BOND
                               SERIES KKP NO. 11, 7 1/2% DUE SEPTEMBER 1, 2019

                           Notwithstanding any provisions hereof or in the Indenture, this bond is not assignable or transferable except as may be required to effect a transfer to any successor trustee under the Trust Indenture, dated as of March 1, 1977 and amended as of September 1, 1979, October 15, 1985, July 1, 1989 and
                         December 1, 1989 between the County of Monroe, Michigan and
                         Manufacturers National Bank of Detroit, as trustee, or,
                         subject to compliance with applicable law, as may be
                         involved in the course of the exercise of rights and
                         remedies consequent upon an Event of Default under said
                         Trust Indenture.

                           $.........                                    No..........

                           THE DETROIT EDISON COMPANY (hereinafter called the
                         "Company"), a corporation of the State of Michigan, for
                         value received, hereby promises to pay to Manufacturers
                         National Bank of Detroit, as trustee, or registered assigns, at the Company's office or agency in the Borough of
                         Manhattan, The City and State of New York, the principal sum
                         of            dollars ($           ) in lawful money of the
                         United States of America on the date specified in the title hereof and interest thereon at the rate specified in the
                         title hereof, in like lawful money, from December 1, 1989, and after the first payment of interest on bonds of this
                         Series has been made or otherwise provided for, from the
                         most recent date to which interest has been paid or
                         otherwise provided for, semi-annually on March 1 and
                         September 1 of each year (commencing March 1, 1990), until the Company's obligation with respect to payment of said
                         principal shall have been discharged, all as provided, to
                         the extent and in the manner specified in the Indenture
                         hereinafter mentioned on the reverse hereof and in the
                         supplemental indenture pursuant to which this bond has been issued.

                                        10

                           Under a Trust Indenture, dated as of March 1, 1977 and
                         amended as of September 1, 1979, October 15, 1985, July 1,
                         1989 and December 1, 1989 (hereinafter called the "Monroe
                         Trust Indenture"), between the County of Monroe, Michigan
                         (hereinafter called "Monroe"), and Manufacturers National
                         Bank of Detroit, as trustee (hereinafter called the "Monroe
                         Trust Indenture Trustee"), Monroe has issued Pollution
                         Control Revenue Bonds (The Detroit Edison Company Monroe and
                         Fermi Plants Project), Collateralized Series I-1989B
                         (hereinafter called the "Monroe Revenue Bonds"). This bond was originally issued to Monroe and simultaneously
                         irrevocably assigned to the Monroe Trust Indenture Trustee so as to secure the payment of the Monroe Revenue Bonds.
                         Payments of principal of, or premium, if any, or interest
                         on, Monroe Revenue Bonds shall constitute like payments on this bond as further provided herein and in the supplemental indenture pursuant to which this bond has been issued.

                           Reference is hereby made to such further provisions of
                         this bond set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as
                         though set forth at this place.

                           This bond shall not be valid or become obligatory for any
                         purpose until Bankers Trust Company, the Trustee under the
                         Indenture hereinafter mentioned on the reverse hereof, or
                         its successor thereunder, shall have signed the form of
                         certificate endorsed hereon.

                           IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY has caused
                         this instrument to be executed by its Chairman of the Board and its President or a Vice President, with their manual or facsimile signatures, and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and the same to be attested by its Secretary or an Assistant Secretary with his manual or facsimile signature.

                         Dated:                                     THE DETROIT EDISON COMPANY

                                                                    By ............................
                                                                        Chairman of the Board

                                                                       ............................
                         Attest:                                        President
                         ............................
                         Secretary

                                        11

                                        [FORM OF REVERSE OF BOND]

                            This bond is one of an authorized issue of bonds of
                         the Company, unlimited as to amount except as provided in the Indenture hereinafter mentioned or any indentures supplemental thereto, and is one of a series of General and Refunding Mortgage Bonds known as Series
                         KKP No. 11, limited to an aggregate principal amount of $9,745,000, except as otherwise provided in the Indenture hereinafter mentioned. This bond and all other bonds of said series are issued and to be issued under, and are all equally and ratably secured (except insofar as any sinking, amortization, improvement or analogous fund, established in accordance with the provisions of the Indenture hereinafter mentioned, may afford additional security for the bonds of any particular series and except as provided in Section 3 of Article VI of said Indenture) by an Indenture, dated as of October 1, 1924, duly executed by the Company to Bankers Trust Company, a corporation of the State of New York, as Trustee, to which Indenture and all indentures supplemental thereto (including the
                         Supplemental Indenture dated as of December 1, 1989) reference is hereby made for a description of the properties and franchises mortgaged and conveyed, the nature and extent of the security, the terms and conditions upon which the bonds are issued and under which additional bonds may be issued, and the rights of the holders of the bonds and of the Trustee in respect of such security (which Indenture and all indentures supplemental thereto, including the Supplemental
                         Indenture dated as of December 1, 1989, are hereinafter collectively called the "Indenture"). As provided in the Indenture, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as in said Indenture provided.
                         With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds and the terms and provisions of the Indenture, or of any indenture supplemental thereto, may be modified or altered in certain respects by affirmative vote of at least eighty-five percent
                         (85%) in amount of the bonds then outstanding, and, if the rights of one or more, but less than all, series of bonds then outstanding are to be affected by the action proposed to be taken, then also by affirmative vote of at least eighty-five percent (85%) in amount of the series of bonds so to be affected (excluding in every instance bonds disqualified from voting by reason of the Company's interest therein as specified in the Indenture); provided, however, that, without the consent of the holder hereof, no such modification or alteration shall, among other things, affect the terms of payment of the principal of or the interest on this bond, which in those respects is unconditional.

                            The holders of the bonds of Series KKP No. 11, by
                         their acceptance of and holding thereof, consent and agree that bonds of any series may be issued which mature on a date or dates later than October 1, 2024 and also consent to the deletion from the first paragraph of Section 5 of Article II of the Indenture of the phrase "but in no event later than October 1, 2024,". Such holders further agree that (a) such consent shall, for all purposes of Article XV of the Indenture and without further action on the part of such holders, be deemed the affirmative vote of such holders at any meeting called pursuant to said Article
                         XV for the purpose of approving such deletion, and (b) such deletion shall become effective at such time as not less than eighty-five per cent (85%) in principal amount of bonds outstanding under the Indenture shall have consented thereto substantially in the manner set forth in Section 4 of Part I of the Supplemental
                         Indenture dated as of December 1, 1989, or in writing, or by affirmative vote cast at a meeting called pursuant to said Article XV, or by any combination thereof.

                            This bond is redeemable upon the terms and
                         conditions set forth in the Indenture, including provision for redemption upon demand of the Monroe
                         Trust Indenture Trustee following the occurrence of an Event of Default under the Monroe Trust Indenture and the acceleration of the principal of the Monroe Revenue
                         Bonds.

                            12

                           Under the Indenture, funds may be deposited with the
                         Trustee (which shall have become available for payment), in advance of the redemption date of any of the bonds of Series KKP No. 11 (or portions thereof), in trust for the redemption of such bonds (or portions thereof) and the interest due or to become due thereon, and thereupon all obligations of the Company in respect of such bonds (or portions thereof) so to be redeemed and such interest shall cease and be discharged, and the holders thereof shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or with respect to such bonds (or portions thereof) and interest.

                            In case an event of default, as defined in the
                         Indenture, shall occur, the principal of all the bonds issued thereunder may become or be declared due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

                            Upon payment of the principal of, or premium, if
                         any, or interest on, the Monroe Revenue Bonds, whether at maturity or prior to maturity by redemption or otherwise or upon provision for the payment thereof having been made in accordance with Article IX of the Monroe Trust Indenture, bonds of Series KKP No. 11 in a principal amount equal to the principal amount of such Monroe Revenue Bonds and having both a corresponding maturity date and interest rate shall, to the extent of such payment of principal, premium or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds of said series shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

                            This bond is not assignable or transferable except
                         as may be required to effect a transfer to any successor trustee under the Monroe Trust Indenture, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under the Monroe Trust Indenture. Any such transfer shall be made by the registered holder hereof, in person or by his attorney duly authorized in writing, on the books of the Company kept at its office or agency in the Borough of Manhattan, The City and State of New York, upon surrender and cancellation of this bond, and thereupon, a new registered bond of the same series of authorized denominations for a like aggregate principal amount will be issued to the transferee in exchange therefor, and this bond with others in like form may in like manner be exchanged for one or more new bonds of the same series of other authorized denominations, but of the same aggregate principal amount, all as provided and upon the terms and conditions set forth in the Indenture, and upon payment, in any event, of the charges prescribed in the Indenture.

                            No recourse shall be had for the payment of the
                         principal of or the interest on this bond, or for any claim based hereon or otherwise in respect hereof or of the Indenture, or of any indenture supplemental thereto, against any incorporator, or against any past, present or future stockholder, director or officer, as such, of the Company, or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise howsoever; all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every holder or owner hereof, as more fully provided in the Indenture.

                                        13

                                       [FORM OF TRUSTEE'S CERTIFICATE]

FORM OF                    This bond is one of the bonds, of the series designated
TRUSTEE'S                therein, described in the within-mentioned Indenture.
CERTIFICATE.

                                              BANKERS TRUST COMPANY,

                                                              as Trustee

                                              By ...........................
                                                Authorized Officer

                                                   PART II.
                                       CREATION OF TWO HUNDRED EIGHTIETH
                                               SERIES OF BONDS.
                                     GENERAL AND REFUNDING MORTGAGE BONDS,
                                                1989 SERIES BP

CERTAIN TERMS              SECTION 1. The Company hereby creates the Two hundred
OF BONDS OF              eightieth series of bonds to be issued under and secured by
1989 SERIES BP           the Original Indenture as amended to date and as further
                         amended by this Supplemental Indenture, to be designated,
                         and to be distinguished from the bonds of all other series, by the title "General and Refunding Mortgage Bonds, 1989
                         Series BP" (elsewhere herein referred to as the "bonds of
                         1989 Series BP"). The aggregate principal amount of bonds of
                         1989 Series BP shall be limited to sixty-six million five
                         hundred and sixty-five thousand dollars ($66,565,000),
                         except as provided in Sections 7 and 13 of Article II of the
                         Original Indenture with respect to exchanges and
                         replacements of bonds.

                           Each bond of 1989 Series BP is to be irrevocably assigned
                         to, and registered in the name of, Manufacturers National
                         Bank of Detroit, as trustee, or a successor trustee (said
                         trustee or any successor trustee being hereinafter referred to as the "Monroe Trust Indenture Trustee"), under the Trust
                         Indenture, dated as of December 1, 1989 (hereinafter called the "Monroe Trust Indenture"), between the County of Monroe,
                         Michigan (hereinafter called "Monroe"), and the Monroe Trust
                         Indenture Trustee, to secure payment of the County of
                         Monroe, Michigan, Pollution Control Revenue Bonds (The
                         Detroit Edison Company Fermi Plant Project), Collateralized
                         Series CC (hereinafter called the "Monroe Revenue Bonds"), issued by Monroe under the Monroe Trust Indenture, the
                         proceeds of which (other than any accrued interest thereon)
                         have been provided for the acquisition and construction of certain pollution control facilities which the Company has agreed to purchase pursuant to the provisions of the
                         Installment Sales Contract, dated as of December 1, 1989
                         (hereinafter called the "Monroe Contract"), between the
                         Company and Monroe.

                           The bonds of 1989 Series BP shall be issued as registered
                         bonds without coupons in denominations of a multiple of
                         $5,000. The bonds of 1989 Series BP shall be issued in the aggregate principal amount of $66,565,000, shall mature on
                         December 1, 2019 and shall bear interest, payable
                         semi-annually on June 1 and December 1 of each year
                         (commencing June 1, 1990), at the rate of 7 1/2%, until the principal thereof shall have become due and payable and
                         thereafter until the Company's obligation with respect to
                         the payment of said principal shall have been discharged as provided in the Indenture.

                           The bonds of 1989 Series BP shall be payable as to
                         principal, premium, if any, and interest as provided in the
                         Indenture, but only to the extent and in the manner herein provided. The bonds of 1989 Series BP shall be payable, both as to principal and interest, at the office or agency of the
                         Company in the Borough of Manhattan, The City and State of
                         New York, in any coin or currency of the United States of
                         America which at the time of payment is legal tender for
                         public and private debts.

                                        14

                           Except as provided herein, each bond of 1989 Series BP
                         shall be dated the date of its authentication and interest shall be payable on the principal represented thereby from the June 1 or December 1 next preceding the date thereof to which interest has been paid on bonds of 1989 Series BP,
                         unless the bond is authenticated on a date to which interest has been paid, in which case interest shall be payable from the date of authentication, or unless the date of
                         authentication is prior to June 1, 1990, in which case
                         interest shall be payable from December 1, 1989.

                           The bonds of 1989 Series BP in definitive form shall be,
                         at the election of the Company, fully engraved or shall be lithographed or printed in authorized denominations as
                         aforesaid and numbered 1 and upwards (with such further
                         designation as may be appropriate and desirable to indicate by such designation the form, series and denominations of
                         bonds of 1989 Series BP). Until bonds of 1989 Series BP in definitive form are ready for delivery, the Company may
                         execute, and upon its request in writing the Trustee shall authenticate and deliver in lieu thereof, bonds of 1989
                         Series BP in temporary form, as provided in Section 10 of
                         Article II of the Indenture. Temporary bonds of 1989 Series
                         BP, if any, may be printed and may be issued in authorized denominations in substantially the form of definitive bonds of 1989 Series BP, but with such omissions, insertions and variations as may be appropriate for temporary bonds, all as may be determined by the Company.

                           Bonds of 1989 Series BP shall not be assignable or
                         transferable except as may be required to effect a transfer to any successor trustee under the Monroe Trust Indenture, or, subject to compliance with applicable law, as may be
                         involved in the course of the exercise of rights and
                         remedies consequent upon an Event of Default under the
                         Monroe Trust Indenture. Any such transfer shall be made upon surrender thereof for cancellation at the office or agency of the Company in the Borough of Manhattan, The City and
                         State of New York, together with a written instrument of
                         transfer (if so required by the Company or by the Trustee)
                         in form approved by the Company duly executed by the holder or by its duly authorized attorney. Bonds of 1989 Series BP shall in the same manner be exchangeable for a like
                         aggregate principal amount of bonds of 1989 Series BP upon the terms and conditions specified herein and in Section 7 of Article II of the Indenture. The Company waives its
                         rights under Section 7 of Article II of the Indenture not to make exchanges or transfers of bonds of 1989 Series BP,
                         during any period of ten days next preceding any redemption date for such bonds.

                           Bonds of 1989 Series BP, in definitive and temporary form, may bear such legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto or as may be specified in the Monroe Contract.

                           Upon payment of the principal or premium, if any, or
                         interest on the Monroe Revenue Bonds, whether at maturity or prior to maturity by redemption or otherwise, or upon
                         provision for the payment thereof having been made in
                         accordance with Article IX of the Monroe Trust Indenture,
                         bonds of 1989 Series BP in a principal amount equal to the principal amount of such Monroe Revenue Bonds, shall, to the extent of such payment of principal, premium or interest, be deemed fully paid and the obligation of the Company
                         thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds shall be surrendered for
                         cancellation or presented for appropriate notation to the
                         Trustee.

REDEMPTION                 SECTION 2. Bonds of 1989 Series BP shall be redeemed on
OF BONDS                 the respective dates and in the respective principal amounts
OF 1989                  which correspond to the redemption dates for, and the
SERIES BP                principal amounts to be redeemed of, the Monroe Revenue
                         Bonds.

                                        15

                           In the event the Company elects to redeem any Monroe
                         Revenue Bonds prior to maturity in accordance with the
                         provisions of the Monroe Trust Indenture, the Company shall on the same date redeem bonds of 1989 Series BP in principal amounts and at redemption prices corresponding to the Monroe
                         Revenue Bonds so redeemed. The Company agrees to give the
                         Trustee notice of any such redemption of bonds of 1989
                         Series BP on the same date as it gives notice of redemption of Monroe Revenue Bonds to the Monroe Trust Indenture
                         Trustee.

REDEMPTION                 SECTION 3. In the event of an Event of Default under the
OF BONDS OF              Monroe Trust Indenture and the acceleration of all Monroe
1989 SERIES              Revenue Bonds, the bonds of 1989 Series BP shall be
BP IN EVENT              redeemable in whole upon receipt by the Trustee of a written
OF ACCELERATION          demand (hereinafter called a "Redemption Demand") from the
OF MONROE                Monroe Trust Indenture Trustee stating that there has
REVENUE BONDS.           occurred under the Monroe Trust Indenture both an Event of
                         Default and a declaration of acceleration of payment of
                         principal, accrued interest and premium, if any, on the
                         Monroe Revenue Bonds, specifying the last date to which
                         interest on the Monroe Revenue Bonds has been paid (such
                         date being hereinafter referred to as the "Initial Interest
                         Accrual Date") and demanding redemption of the bonds of said series. The Trustee shall, within five days after receiving such Redemption Demand, mail a copy thereof to the Company marked to indicate the date of its receipt by the Trustee.
                         Promptly upon receipt by the Company of such copy of a
                         Redemption Demand, the Company shall fix a date on which it will redeem the bonds of said series so demanded to be
                         redeemed (hereinafter called the "Demand Redemption Date").
                         Notice of the date fixed as the Demand Redemption Date shall be mailed by the Company to the Trustee at least ten days
                         prior to such Demand Redemption Date. The date to be fixed by the Company as and for the Demand Redemption Date may be
                         any date up to and including the earlier of (x) the 60th day after receipt by the Trustee of the Redemption Demand or (y)
                         the maturity date of such bonds first occurring following
                         the 20th day after the receipt by the Trustee of the
                         Redemption Demand; provided, however, that if the Trustee
                         shall not have received such notice fixing the Demand
                         Redemption Date on or before the 10th day preceding the
                         earlier of such dates, the Demand Redemption Date shall be deemed to be the earlier of such dates. The Trustee shall
                         mail notice of the Demand Redemption Date (such notice being hereinafter called the "Demand Redemption Notice") to the
                         Monroe Trust Indenture Trustee not more than ten nor less
                         than five days prior to the Demand Redemption Date.

                           Each bond of 1989 Series BP shall be redeemed by the
                         Company on the Demand Redemption Date therefore upon
                         surrender thereof by the Monroe Trust Indenture Trustee to the Trustee at a redemption price equal to the principal
                         amount thereof plus accrued interest thereon at the rate
                         specified for such bond from the Initial Interest Accrual
                         Date to the Demand Redemption Date plus an amount equal to the aggregate premium, if any, due and payable on such
                         Demand Redemption Date on all Monroe Revenue Bonds;
                         provided, however, that in the event of a receipt by the
                         Trustee of a notice that, pursuant to Section 1010 of the
                         Monroe Trust Indenture, the Monroe Trust Indenture Trustee
                         has terminated proceedings to enforce any right under the
                         Monroe Trust Indenture, then any Redemption Demand shall
                         thereby be rescinded by the Monroe Trust Indenture Trustee, and no Demand Redemption Notice shall be given, or, if
                         already given, shall be automatically annulled; but no such rescission or annulment shall extend to or affect any
                         subsequent default or impair any right consequent thereon.

                           Anything herein contained to the contrary notwithstanding, the Trustee is not authorized to take any action pursuant to a Redemption Demand and such Redemption Demand shall be of no force or effect, unless it is executed in the name of the
                         Monroe Trust Indenture Trustee by its President or one of
                         its Vice Presidents.

                                        16

CONSENT.                   SECTION 4. The holders of the bonds of 1989 Series BP, by
                           their acceptance of and holding thereof, consent and agree that bonds of any series may be issued which mature on a
                         date or dates later than October 1, 2024 and also consent to the deletion from the first paragraph of Section 5 of
                         Article II of the Indenture of the phrase "but in no event later than October 1, 2024". Such holders further agree that
                         (a) such consent shall, for all purposes of Article XV of
                         the Indenture and without further action on the part of such holders, be deemed the affirmative vote of such holders at any meeting called pursuant to said Article XV for the
                         purpose of approving such deletion, and (b) such deletion
                         shall become effective at such time as not less than
                         eighty-five per cent (85%) in principal amount of bonds
                         outstanding under the Indenture shall have consented thereto substantially in the manner set forth in this Section 4, or in writing, or by affirmative vote cast at a meeting called pursuant to said Article XV, or by any combination thereof.

FORM OF BONDS              SECTION 5. The bonds of 1989 Series BP and the form of
OF 1989 SERIES BP.       Trustee's Certificate to be endorsed on such bonds shall be substantially in the following forms, respectively:

                                           [FORM OF FACE OF BOND]

                                         THE DETROIT EDISON COMPANY
                                     GENERAL AND REFUNDING MORTGAGE BOND
                                 1989 SERIES BP, 7 1/2% DUE DECEMBER 1, 2019

                           Notwithstanding any provisions hereof or in the Indenture, this bond is not assignable or transferable except as may be required to effect a transfer to any successor trustee under the Trust Indenture, dated as of December 1, 1989 between
                         the County of Monroe, Michigan and Manufacturers National
                         Bank of Detroit, as trustee, or, subject to compliance with applicable law, as may be involved in the course of the
                         exercise of rights and remedies consequent upon an Event of
                         Default under said Trust Indenture.

                           $.........                                    No..........

                           THE DETROIT EDISON COMPANY (hereinafter called the
                         "Company"), a corporation of the State of Michigan, for
                         value received, hereby promises to pay to Manufacturers
                         National Bank of Detroit, as trustee, or registered assigns, at the Company's office or agency in the Borough of
                         Manhattan, The City and State of New York, the principal sum
                         of            dollars ($           ) in lawful money of the
                         United States of America on the date specified in the title hereof and interest thereon at the rate specified in the
                         title hereof, in like lawful money, from December 1, 1989, and after the first payment of interest on bonds of this
                         Series has been made or otherwise provided for, from the
                         most recent date to which interest has been paid or
                         otherwise provided for, semi-annually on June 1 and December
                         1 of each year (commencing June 1, 1990), until the
                         Company's obligation with respect to payment of said
                         principal shall have been discharged, all as provided, to
                         the extent and in the manner specified in the Indenture
                         hereinafter mentioned on the reverse hereof and in the
                         supplemental indenture pursuant to which this bond has been issued.

                           Under a Trust Indenture, dated as of December 1, 1989
                         (hereinafter called the "Monroe Trust Indenture"), between the County of Monroe, Michigan (hereinafter called
                         "Monroe"), and Manufacturers National Bank of Detroit, as
                         trustee (hereinafter called the "Monroe Trust Indenture
                         Trustee"), Monroe has issued Pollution Control Revenue Bonds
                         (The Detroit Edison Company Fermi Plant Project),
                         Collateralized Series CC (hereinafter called the "Monroe
                         Revenue Bonds"). This bond was originally issued to Monroe and simultaneously irrevocably assigned to the Monroe Trust
                         Indenture Trustee so as to secure the payment of the Monroe
                         Revenue Bonds. Payments of principal of, or premium, if any, or interest on, Monroe Revenue Bonds shall constitute like payments on this bond as further provided herein and in the supplemental indenture pursuant to which this bond has been issued.

                           Reference is hereby made to such further provisions of
                         this bond set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as
                         though set forth at this place.

                           17

                           This bond shall not be valid or become obligatory for any purpose until Bankers Trust Company, the
                         Trustee under the Indenture hereinafter mentioned on the reverse hereof, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

                           IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY has caused this instrument to be executed by its Chairman of the Board and its President or a Vice President, with their manual or facsimile signatures, and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and the same to be attested by its Secretary or an Assistant Secretary with his manual or facsimile signature.

                         Dated:                                     THE DETROIT EDISON COMPANY
                                                                    By ............................
                                                                        Chairman of the Board
                                                                    ............................
                         Attest:                                        President
                         ............................
                         Secretary

                                        18

                                       [FORM OF REVERSE OF BOND]

                            This bond is one of an authorized issue of bonds of
                          the Company, unlimited as to amount except as provided in the Indenture hereinafter mentioned or any indentures supplemental thereto, and is one of a series of General and Refunding Mortgage Bonds known as 1989 Series BP, limited to an aggregate principal amount of $66,565,000, except as otherwise provided in the Indenture hereinafter mentioned. This bond and all other bonds of said series are issued and to be issued under, and are all equally and ratably secured (except insofar as any sinking, amortization, improvement or analogous fund, established in accordance with the provisions of the Indenture hereinafter mentioned, may afford additional security for the bonds of any particular series and except as provided in Section 3 of Article VI of said Indenture) by an Indenture, dated as of October 1, 1924, duly executed by the Company to Bankers Trust Company, a corporation of the State of New York, as Trustee, to which Indenture and all indentures supplemental thereto (including the Supplemental Indenture dated as of December 1, 1989) reference is hereby made for a description of the properties and franchises mortgaged and conveyed, the nature and extent of the security, the terms and conditions upon which the bonds are issued and under which additional bonds may be issued, and the rights of the holders of the bonds and of the Trustee in respect of such security (which Indenture and all indentures supplemental thereto, including the
                          Supplemental Indenture dated as of December 1, 1989, are hereinafter collectively called the "Indenture").
                          As provided in the Indenture, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as in said
                          Indenture provided. With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds and the terms and provisions of the Indenture, or of any indenture supplemental thereto, may be modified or altered in certain respects by affirmative vote of at least eighty-five percent (85%) in amount of the bonds then outstanding, and, if the rights of one or more, but less than all, series of bonds then outstanding are to be affected by the action proposed to be taken, then also by affirmative vote of at least eighty-five percent (85%) in amount of the series of bonds so to be affected (excluding in every instance bonds disqualified from voting by reason of the Company's interest therein as specified in the Indenture);
                          provided, however, that, without the consent of the holder hereof, no such modification or alteration shall, among other things, affect the terms of payment of the principal of or the interest on this bond, which in those respects is unconditional.

                            The holders of the bonds of 1989 Series BP, by their
                          acceptance of and holding thereof, consent and agree that bonds of any series may be issued which mature on a date or dates later than October 1, 2024 and also consent to the deletion from the first paragraph of
                          Section 5 of Article II of the Indenture of the phrase
                          "but in no event later than October 1, 2024,". Such holders further agree that (a) such consent shall, for all purposes of Article XV of the Indenture and without further action on the part of such holders, be deemed the affirmative vote of such holders at any meeting called pursuant to said Article XV for the purpose of approving such deletion, and (b) such deletion shall become effective at such time as not less than eighty-five per cent (85%) in principal amount of bonds outstanding under the Indenture shall have consented thereto substantially in the manner set forth in Section 4 of Part II of the Supplemental
                          Indenture dated as of December 1, 1989, or in writing, or by affirmative vote cast at a meeting called pursuant to said Article XV, or by any combination thereof.

                            This bond is redeemable upon the terms and
                          conditions set forth in the Indenture, including provision for redemption upon demand of the Monroe
                          Trust Indenture Trustee following the occurrence of an Event of Default under the Monroe Trust Indenture and the acceleration of the principal of the Monroe
                          Revenue Bonds.

                           Under the Indenture, funds may be deposited with the
                          Trustee (which shall have become available for payment), in advance of the redemption date of any of the bonds of 1989 Series BP (or portions thereof), in trust for the redemption of such bonds (or portions thereof) and the interest due or to become due thereon, and thereupon all obligations of the Company in respect of such bonds (or portions thereof) so to be redeemed and such interest shall cease and be discharged, and the holders thereof shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or with respect to such bonds (or portions thereof) and interest.

                            In case an event of default, as defined in the
                          Indenture, shall occur, the principal of all the bonds issued thereunder may become or be declared due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

                            Upon payment of the principal of, or premium, if
                          any, or interest on, the Monroe Revenue Bonds, whether at maturity or prior to maturity by redemption or otherwise or upon provision for the payment thereof having been made in accordance with Article IX of the Monroe Trust Indenture, bonds of 1989 Series BP in a principal amount equal to the principal amount of such Monroe Revenue Bonds and having both a corresponding maturity date and interest rate shall, to the extent of such payment of principal, premium or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds of said series shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

                            This bond is not assignable or transferable except
                          as may be required to effect a transfer to any successor trustee under the Monroe Trust Indenture, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under the Monroe Trust Indenture. Any such transfer shall be made by the registered holder hereof, in person or by his attorney duly authorized in writing, on the books of the Company kept at its office or agency in the Borough of Manhattan, The City and State of New York, upon surrender and cancellation of this bond, and thereupon, a new registered bond of the same series of authorized denominations for a like aggregate principal amount will be issued to the transferee in exchange therefor, and this bond with others in like form may in like manner be exchanged for one or more new bonds of the same series of other authorized denominations, but of the same aggregate principal amount, all as provided and upon the terms and conditions set forth in the Indenture, and upon payment, in any event, of the charges prescribed in the Indenture.

                            No recourse shall be had for the payment of the
                          principal of or the interest on this bond, or for any claim based hereon or otherwise in respect hereof or of the Indenture, or of any indenture supplemental thereto, against any incorporator, or against any past, present or future stockholder, director or officer, as such, of the Company, or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise howsoever; all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every holder or owner hereof, as more fully provided in the Indenture.

                                        20

                               [FORM OF TRUSTEE'S CERTIFICATE]

FORM OF        This bond is one of the bonds, of the  series designated therein,
TRUSTEE'S      described in  the within-mentioned Indenture.
CERTIFICATE.



                                              BANKERS TRUST COMPANY,

                                                              as Trustee

                                              By ...........................
                                                Authorized Officer

                                                  PART III.
                                          RECORDING AND FILING DATA

RECORDING AND                The Original Indenture and indentures supplemental
FILING OF ORIGINAL       thereto have been recorded and/or filed and Certificates of
INDENTURE.               Provision for Payment have been recorded as hereinafter set forth.

                             The Original Indenture has been recorded as a real
                         estate mortgage and filed as a chattel mortgage in the
                         offices of the respective Registers of Deeds of certain
                         counties in the State of Michigan as set forth in the
                         Supplemental Indenture dated as of September 1, 1947, has
                         been recorded as a real estate mortgage in the office of the
                         Register of Deeds of Genesee County, Michigan as set forth in the Supplemental Indenture dated as of May 1, 1974, has been filed in the Office of the Secretary of State of
                         Michigan on November 16, 1951 and has been filed and
                         recorded in the office of the Interstate Commerce Commission on December 8, 1969.

RECORDING AND                Pursuant to the terms and provisions of the Original
FILING OF                Indenture, indentures supplemental thereto heretofore
SUPPLEMENTAL             entered into have been recorded as a real estate mortgage
INDENTURES.              and/or filed as a chattel mortgage or as a financing
                         statement in the offices of the respective Registers of
                         Deeds of certain counties in the State of Michigan, the
                         Office of the Scretary of State of Michigan and the Office
                         of the Interstate Commerce Commission, as set forth in
                         supplemental indentures as follows:

                                                                                             RECORDED AND/OR
                                                                                          FILED AS SET FORTH IN
                                   SUPPLEMENTAL                      PURPOSE OF               SUPPLEMENTAL
                                    INDENTURE                       SUPPLEMENTAL                INDENTURE
                                   DATED AS OF                       INDENTURE                DATED AS OF:
                                   ------------                     ------------          ---------------------
                        June 1, 1925(a)(b)................  Series B Bonds                February 1, 1940
                        August 1, 1927(a)(b)..............  Series C Bonds                February 1, 1940
                        February 1, 1931(a)(b)............  Series D Bonds                February 1, 1940
                        June 1, 1931(a)(b)................  Subject Properties            February 1, 1940
                        October 1, 1932(a)(b).............  Series E Bonds                February 1, 1940
                        September 25, 1935(a)(b)..........  Series F Bonds                February 1, 1940
                        September 1, 1936(a)(b)...........  Series G Bonds                February 1, 1940
                        November 1, 1936(a)(b)............  Subject Properties            February 1, 1940
                        February 1, 1940(a)(b)............  Subject Properties            September 1, 1947
                        December 1, 1940(a)(b)............  Series H Bonds and            September 1, 1947
                                                              Additional Provisions
                        September 1, 1947(a)(b)(c)........  Series I Bonds,               November 15, 1951
                                                              Subject Properties and
                                                              Additional Provisions
                        March 1, 1950(a)(b)(c)............  Series J Bonds                November 15, 1951
                                                              and Additional Provisions
                        November 15, 1951(a)(b)(c)........  Series K Bonds                January 15, 1953
                                                              Additional Provisions and
                                                              Subject Properties
                        January 15, 1953(a)(b)............  Series L Bonds                May 1, 1953

                                                                                             RECORDED AND/OR
                                                                                          FILED AS SET FORTH IN
                                   SUPPLEMENTAL                      PURPOSE OF               SUPPLEMENTAL
                                    INDENTURE                       SUPPLEMENTAL                INDENTURE
                                   DATED AS OF                       INDENTURE                DATED AS OF:
                                   ------------                     ------------          ---------------------
                        May 1, 1953(a)....................  Series M Bonds                March 15, 1954
                                                              and Subject Properties
                        March 15, 1954(a)(c)..............  Series N Bonds                May 15, 1955
                                                              and Subject Properties
                        May 15, 1955(a)(c)................  Series O Bonds                August 15, 1957
                                                              and Subject Properties
                        August 15, 1957(a)(c).............  Series P Bonds                June 1, 1959
                                                              Additional Provisions and
                                                              Subject Properties
                        June 1, 1959(a)(c)................  Series Q Bonds                December 1, 1966
                                                              and Subject Properties
                        December 1, 1966(a)(c)............  Series R Bonds                October 1, 1968
                                                              Additional Provisions and
                                                              Subject Properties
                        October 1, 1968(a)(c).............  Series S Bonds                December 1, 1969
                                                              and Subject Properties
                        December 1, 1969(a)(c)............  Series T Bonds                July 1, 1970
                                                              and Subject Properties
                        July 1, 1970(c)...................  Series U Bonds                December 15, 1970
                                                              and Subject Properties
                        December 15, 1970(c)..............  Series V and                  June 15, 1971
                                                              Series W Bonds
                        June 15, 1971(c)..................  Series X Bonds                November 15, 1971
                                                              and Subject Properties
                        November 15, 1971(c)..............  Series Y Bonds                January 15, 1973
                                                              and Subject Properties
                        January 15, 1973(c)...............  Series Z Bonds                May 1, 1974
                                                              and Subject Properties
                        May 1, 1974.......................  Series AA Bonds               October 1, 1974
                                                              and Subject Properties
                        October 1, 1974...................  Series BB Bonds               January 15, 1975
                                                              and Subject Properties
                        January 15, 1975..................  Series CC Bonds               November 1, 1975
                                                              and Subject Properties
                        November 1, 1975..................  Series DDP Nos. 1-9 Bonds     December 15, 1975
                                                              and Subject Properties
                        December 15, 1975.................  Series EE Bonds               February 1, 1976
                                                              and Subject Properties
                        February 1, 1976..................  Series FFR Nos. 1-13 Bonds    June 15, 1976
                        June 15, 1976.....................  Series GGP Nos. 1-7 Bonds     July 15, 1976
                                                              and Subject Properties
                        July 15, 1976.....................  Series HH Bonds               February 15, 1977
                                                              and Subject Properties
                        February 15, 1977.................  Series MMP Bonds and Subject  March 1, 1977
                                                              Properties
                        March 1, 1977.....................  Series IIP Nos. 1-7 Bonds,    June 15, 1977
                                                              Series JJP Nos. 1-7 Bonds,
                                                              Series KKP Nos. 1-7 Bonds
                                                              and Series LLP Nos. 1-7
                                                              Bonds
                        June 15, 1977.....................  Series FFR No. 14 Bonds and   July 1, 1977
                                                              Subject Properties

                                                                                             RECORDED AND/OR
                                                                                          FILED AS SET FORTH IN
                                   SUPPLEMENTAL                      PURPOSE OF               SUPPLEMENTAL
                                    INDENTURE                       SUPPLEMENTAL                INDENTURE
                                   DATED AS OF                       INDENTURE                DATED AS OF:
                                   ------------                     ------------          ---------------------
                        July 1, 1977......................  Series NNP Nos. 1-7 Bonds     October 1, 1977
                                                              and Subject Properties
                        October 1, 1977...................  Series GGP Nos. 8-22 Bonds    June 1, 1978
                                                              and Series OOP Nos. 1-17
                                                              Bonds and Subject
                                                              Properties
                        June 1, 1978......................  Series PP Bonds,              October 15, 1978
                                                              Series QQP Nos. 1-9 Bonds
                                                              and Subject Properties
                        October 15, 1978..................  Series RR Bonds               March 15, 1979
                                                              and Subject Properties
                        March 15, 1979....................  Series SS Bonds               July 1, 1979
                                                              and Subject Properties
                        July 1, 1979......................  Series IIP Nos. 8-22 Bonds,   September 1, 1979
                                                              Series NNP Nos. 8-21 Bonds
                                                              and Series TTP Nos. 1-15
                                                              Bonds and Subject
                                                              Properties
                        September 1, 1979.................  Series JJP No. 8 Bonds,       September 15, 1979
                                                              Series KKP No. 8 Bonds,
                                                              Series LLP Nos. 8-15
                                                              Bonds, Series MMP No. 2
                                                              Bonds and Series OOP No.
                                                              18 Bonds and Subject
                                                              Properties
                        September 15, 1979................  Series UU Bonds               January 1, 1980
                        January 1, 1980...................  1980 Series A Bonds and       April 1, 1980
                                                              Subject Properties
                        April 1, 1980.....................  1980 Series B Bonds           August 15, 1980
                        August 15, 1980...................  Series QQP Nos. 10-19 Bonds,  August 1, 1981
                                                              1980 Series CP Nos. 1-12
                                                              Bonds and 1980 Series DP
                                                              No. 1-11 Bonds and Subject
                                                              Properties
                        August 1, 1981....................  1980 Series CP Nos. 13-25     November 1, 1981
                                                              Bonds and Subject
                                                              Properties
                        November 1, 1981..................  1981 Series AP Nos. 1-12      June 30, 1982
                                                              Bonds
                        June 30, 1982.....................  Article XIV Reconfirmation    August 15, 1982
                        August 15, 1982...................  1981 Series AP Nos. 13-14     June 1, 1983
                                                              and Subject Properties
                        June 1, 1983......................  1981 Series AP Nos. 15-16     October 1, 1984
                                                              and Subject Properties
                        October 1, 1984...................  1984 Series AP and 1984       May 1, 1985
                                                              Series BP Bonds and
                                                              Subject Properties
                        May 1, 1985.......................  1985 Series A Bonds           May 15, 1985
                        May 15, 1985......................  1985 Series B Bonds and       October 15, 1985
                                                              Subject Properties

                                                                                             RECORDED AND/OR
                                                                                          FILED AS SET FORTH IN
                                   SUPPLEMENTAL                      PURPOSE OF               SUPPLEMENTAL
                                    INDENTURE                       SUPPLEMENTAL                INDENTURE
                                   DATED AS OF                       INDENTURE                DATED AS OF:
                                   ------------                     ------------          ---------------------
                        October 15, 1985..................  Series KKP No. 9 Bonds and    April 1, 1986
                                                              Subject Properties
                        April 1, 1986.....................  1986 Series A and Subject     August 15, 1986
                                                              Properties
                        August 15, 1986...................  1986 Series B and Subject     November 30, 1986
                                                              Properties
                        November 30, 1986.................  1986 Series C                 Janaury 31, 1987
                        January 31, 1987..................  1987 Series A                 April 1, 1987
                        April 1, 1987.....................  1987 Series B and 1987        August 15, 1987
                                                              Series C
                        August 15, 1987...................  1987 Series D and 1987        November 30, 1987
                                                              Series E and Subject
                                                              Properties
                        November 30, 1987.................  1987 Series F                 June 15, 1989
                        June 15, 1989.....................  1989 Series A                 July 15, 1989

                 ------------------------------------------
                 (a) See Supplemental Indenture dated as of July 1, 1970 for
                     Interstate Commerce Commission filing and recordation information.

                 (b) See Supplemental Indenture dated as of May 1, 1953 for
                     Secretary of State of Michigan filing information.

                 (c) See Supplemental Indenture dated as of May 1, 1974 for
                     County of Genesee, Michigan recording and filing information.


                         Further, pursuant to the terms and provisions of the Original Indenture, a Supplemental Indenture dated as of July 15, 1989 providing for the terms of bonds to be issued thereunder of Series KKP No. 10 has heretofore been entered into between the Company and the Trustee and has been filed in the Office of the Secretary of State of Michigan as a financing statement on June 25, 1989 (Filing No. 96570A), has been filed and recorded in the Office of the Interstate Commerce Commission
                         (Recordation No. 5485-NNN), and has been recorded as a real estate mortgage in the offices of the respective
                         Register of Deeds of certain counties in the State of Michigan, as follows:


                                                                                LIBER OF
                                                                                MORTGAGES
                                                                                OR COUNTY
                                     COUNTY                 RECORDED             RECORDS             PAGE
                                     ------                 --------            ---------            ----
                        Genesee.........................  July 25, 1989            2520            334-355
                        Huron...........................  July 25, 1989             526            646-667
                        Ingham..........................  July 25, 1989            1766            822-843
                        Lapeer..........................  July 25, 1989             665            769-790
                        Lenawee.........................  July 25, 1989            1100            937-958
                        Livingston......................  July 25, 1989            1355           0779-0800
                        Macomb..........................  July 25, 1989           04689            282-303
                        Mason...........................  July 25, 1989             382            755-776
                        Monroe..........................  July 25, 1989            1085           0862-0883
                        Oakland.........................  July 25, 1989           10993            471-492
                        Sanilac.........................  July 25, 1989             404            446-467
                        St. Clair.......................  July 25, 1989             935             34-55
                        Tuscola.........................  July 25, 1989             594            728-749
                        Washtenaw.......................  July 25, 1989            2333            501-522
                        Wayne...........................  July 25, 1989           24269            192-213

RECORDING OF                 All the bonds of Series A which were issued under the
CERTIFICATES             Original Indenture dated as of October 1, 1924, and of
OF PROVISION             Series B, C, D, E, F, G, H, I, J, K, L, M, N, O, P, Q, W,
FOR PAYMENT.             BB, CC, DDP Nos. 1-8, FFR Nos. 1-10, GGP Nos. 1-6 and 8-15,
                         IIP Nos. 1-6 and 8-13, JJP Nos. 1-6, KKP Nos. 1-6, LLP Nos.
                         1-6 and 8-13, NNP Nos. 1-6 and 8-13, OOP Nos. 1-8, QQP Nos.
                         1-7 and 10-14 and TTP Nos. 1-6, 1980 Series A, 1980 Series
                         CP Nos. 1-5 and 13-16, 1980 Series DP Nos. 1-5 and 1981
                         Series AP No. 1-4 which were issued under Supplemental
                         Indentures dated as of, respectively, June 1, 1925, August
                         1, 1927, February 1, 1931, October 1, 1932, September 25,
                         1935, September 1, 1936, December 1, 1940, September 1,
                         1947, November 15, 1951, January 15, 1953, May 1, 1953,
                         March 15, 1954, May 15, 1955, August 15, 1957, December 15,
                         1970, October 1, 1974, January 15, 1975, November 1, 1975,
                         February 1, 1976, June 15, 1976, October 1, 1977, March 1,
                         1977, July 1, 1979, March 1, 1977, March 1, 1977, March 1,
                         1977, September 1, 1979, July 1, 1977, July 1, 1979, October
                         1, 1977, June 1, 1978, October 1, 1977, July 1, 1979,
                         January 1, 1980, August 15, 1980 and November 1, 1981 have matured or have been called for redemption and funds
                         sufficient for such payment or redemption have been
                         irrevocably deposited with the Trustee for that purpose; and
                         Certificates of Provision for Payment have been recorded in the offices of the respective Registers of Deeds of certain counties in the State of Michigan, with respect to all bonds of Series A, B, C, D, E, F, G, H, K, L, M, O, W, BB, CC, DDP
                         Nos. 1 and 2, FFR Nos. 1-3, GGP Nos. 1 and 2, IIP No. 1, JJP
                         No. 1, KKP No. 1, LLP No. 1 and GGP No. 8.

                                                 PART IV.
                                               THE TRUSTEE.

TERMS AND                    The Trustee hereby accepts the trust hereby declared and
CONDITIONS OF            provided, and agrees to perform the same upon the terms and
ACCEPTANCE OF            conditions in the Original Indenture, as amended to date and
TRUST BY TRUSTEE.        as supplemented by this Supplemental Indenture, and in this
                         Supplemental Indenture set forth, and upon the following
                         terms and conditions:
                             The Trustee shall not be responsible in any manner
                         whatsoever for and in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals
                         contained herein, all of which recitals are made by the
                         Company solely.

                                        25

                                                 PART V.
                                              MISCELLANEOUS.

EXECUTION IN                 This Supplemental Indenture may be simultaneously
COUNTERPARTS.            executed in any number of counterparts, each of which when so executed shall be deemed to be an original; but such
                         counterparts shall together constitute but one and the same instrument.
TESTIMONIUM.                 IN WITNESS WHEREOF, The Detroit Edison Company and
                           Bankers Trust Company have caused these presents to be
                         signed in their respective corporate names by their
                         respective Chairmen of the Board, Presidents, Vice
                         Presidents, Assistant Vice Presidents or Treasurers and
                         impressed with their respective corporate seals, attested by their respective Secretaries or Assistant Secretaries, all as of the day and year first above written.

                                                                          THE DETROIT EDISON COMPANY,

                         (Corporate Seal)                                 By         /s/ L. L. LOOMANS
                                                                              -------------------------------
                                                                                       L. L. Loomans
                                                                               Vice President and Treasurer

EXECUTION.               Attest:

                              /s/SUSAN M. BEALE
                         ---------------------------
                               Susan M. Beale
                                  Secretary

                         Signed, sealed and delivered by THE DETROIT
                         EDISON COMPANY, in the presence of

                               /s/ PEARL KOTTER
                         ---------------------------
                                 Pearl Kotter

                             /s/ BETTY M. HANSEN
                         ---------------------------
                               Betty M. Hansen

                         (Corporate Seal)

                                                                          BANKERS TRUST COMPANY,

                                                                          By       /s/ BARBARA A. JOINER
                                                                              -------------------------------
                                                                                     Barbara A. Joiner
                                                                                       Vice President
                         Attest:

                             /s/ SANDRA SHIRLEY
                         ---------------------------
                               Sandra Shirley
                            Assistant Secretary

                         Signed, sealed and delivered by
                         BANKERS TRUST COMPANY, in the
                         presence of

                             /s/ ERIC M. HAWNER
                         ---------------------------
                               Eric M. Hawner

                            /s/ Y. PATRICIA BLUE
                         ---------------------------
                              Y. Patricia Blue

                         STATE OF MICHIGAN
                                            SS.:
                         COUNTY OF WAYNE

ACKNOWLEDGMENT              On this 13th day of December, 1989, before me, the
OF EXECUTION             subscriber, a Notary Public within and for the County of
BY COMPANY.              Wayne, in the State of Michigan, personally appeared L. L.
                         Loomans, to me personally known, who, being by me duly
                         sworn, did say that he does business at 2000 Second Avenue,
                         Detroit, Michigan 48226 and is the Vice President and
                         Treasurer of THE DETROIT EDISON COMPANY, one of the
                         corporations described in and which executed the foregoing instrument; that he knows the corporate seal of the said
                         corporation and that the seal affixed to said instrument is the corporate seal of said corporation; and that said
                         instrument was signed and sealed in behalf of said
                         corporation by authority of its Board of Directors and that he subscribed his name thereto by like authority; and said
                         L. L. Loomans, acknowledged said instrument to be the free act and deed of said corporation.

                                                                                      /s/ JANET A. SCULLEN
                                                                              ------------------------------------
                         (Notarial Seal)                                         Janet A. Scullen, Notary Public
                                                                                        Macomb County, MI
                                                                                    (Acting in Wayne County)
                                                                              My Commission Expires March 30, 1993


                         STATE OF NEW YORK
                                             SS.:
                         COUNTY OF NEW YORK

ACKNOWLEDGMENT              On this 13th day of December, 1989, before me, the
OF EXECUTION             subscriber, a Notary Public within and for the County of New
BY TRUSTEE.              York, in the State of New York, personally appeared Barbara
                         A. Joiner, to me personally known, who, being by me duly
                         sworn, did say that she does business at Four Albany Street,
                         New York, New York 10015, and is Vice President of BANKERS
                         TRUST COMPANY, one of the corporations described in and
                         which executed the foregoing instrument; that she knows the corporate seal of the said corporation and that the seal
                         affixed to said instrument is the corporate seal of said
                         corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of
                         Directors and that she subscribed her name thereto by like authority; and said Barbara A. Joiner acknowledged said
                         instrument to be the free act and deed of said corporation.

                         (Notarial Seal)
                                                                                      /s/ DESIREE MARSHALL
                                                                              ------------------------------------
                                                                                        Desiree Marshall
                                                                                Notary Public, State of New York
                                                                                         No. 24-4885294
                                                                                    Qualified in Kings County
                                                                              Certificate filed in New York County
                                                                              Commission Expires February 17, 1991

                         STATE OF MICHIGAN
                                             SS.:
                          COUNTY OF WAYNE

AFFIDAVIT AS TO          L. L. Loomans, being duly sworn, says: that he is the Vice
CONSIDERATION            President and Treasurer of THE DETROIT EDISON COMPANY, the
AND GOOD FAITH.          Mortgagor named in the foregoing instrument, and that he has knowledge of the facts in regard to the making of said
                         instrument and of the consideration therefor; that the
                         consideration for said instrument was and is actual and
                         adequate, and that the same was given in good faith for the purposes in such instrument set forth.

                                                                                       /s/ L. L. LOOMANS
                                                                           -----------------------------------------
                                                                                         L. L. Loomans
                         Sworn to before me this 13th day of
                                    December, 1989

                                 /s/ JANET A. SCULLEN
                         ------------------------------------
                           Janet A. Scullen, Notary Public
                                  Macomb County, MI
                               (Acting in Wayne County)
                         My Commission Expires March 30, 1993

                        (Notarial Seal)

                          This instrument was drafted by Frances B. Rohlman, Esq., 2000 Second Avenue, Detroit, Michigan
                                                                       48226